UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2019

Ezagoo Limited

(Exact name of Registrant as specified in its charter)

NEVADA	333-228681	30-1077936
(State or incorporation)	(Commission File Number)	(IRS Employer Identification Number)

YIJIAREN BUSINESS HOTEL NO. 168, TONG ZI PO XI LU,

YUELU DISTRICT CHANGSHA,

HUNAN 410205, CHINA

(Address of principal executive offices, zip code)

Tel: (+86) 139 751 09168

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On September 19, 2019, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated September 19, 2019, that had been declared effective by the Securities and Exchange Commission on May 13, 2019. The Offering resulting in 25,039,861 shares of common stock being sold at $0.02 per share for a total of $500,797.20.

Item 9.01 Financial Statements and Exhibits.

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF EZAGOO LIMITED IN LIEU OF AN ORGANIZATIONAL MEETING

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EZAGOO LIMITED
(Name of Registrant)

Date: September 23, 2019

	By:	/s/ Tan Xiaohao
	Name:	Tan Xiaohao
	Title:	President, Secretary, Treasurer, Director

EXHIBIT INDEX

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF EZAGOO LIMITED IN LIEU OF AN ORGANIZATIONAL MEETING